Exhibit 99.1

ImmuCell

ImmuCell Announces Preliminary, Unaudited Sales Results for

First Quarter of 2021

For Immediate Release

PORTLAND, Maine – April 7, 2021 – ImmuCell Corporation (Nasdaq: ICCC) (“ImmuCell” or the “Company”), a growing animal health company that develops, manufactures and markets scientifically-proven and practical products that improve the health and productivity of dairy and beef cattle, today announced preliminary, unaudited sales results for the first quarter ended March 31, 2021.

Beginning with the first quarter of 2020, the Company has been providing a preliminary look at the top line results early in the reporting period. The Company expects to provide this prompt, preliminary report on product sales until further notice going forward.

“We expect to report a 16%, or $791,000, decrease in total product sales to approximately $4.1 million during the quarter ended March 31, 2021 versus the same period of the prior year, during which our sales benefitted from a higher level of beginning inventory,” commented Michael F. Brigham, President and CEO of ImmuCell. “This level of sales represents nearly 100% of our quarterly production capacity, underscoring the importance of the investment we are making to increase our annual production capacity from $16.5 million to $23 million, which is on schedule to be completed by June 30th. These capacity estimates are subject to biological yield variance, product format mix, selling price and other factors.”

Mr. Brigham added, “We anticipated a decrease in sales for the quarter, as first publicly projected on February 22, 2021, and the amount of the decrease is consistent with what we projected in our Form 10-K filing on March 30, 2021. We expect that we can manage through this transitional drop in sales to end the year with positive sales growth year over year.”

“Due to strong demand, the backlog of orders worth approximately $1.8 million as of December 31, 2020 increased to approximately $3 million as of March 31, 2021,” Mr. Brigham concluded. “Given that some orders were cancelled during the first quarter and additional orders may still be cancelled, the amount of the order backlog is not directly comparable from period to period, but it does provide some indication of the amount of unmet demand for our product.”

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Conference Call:
The Company will host a conference call on Friday, May 14, 2021 to discuss the financial results for the quarter ended March 31, 2021. Interested parties can access the conference call by dialing (844) 855-9502 (toll free) or (412) 317-5499 (international) at 9:00 AM ET. A teleconference replay of the call will be available for seven days at (877) 344-7529 (toll free) or (412) 317-0088 (international), utilizing confirmation #10154478. Investors are encouraged to review the Company’s updated Corporate Presentation slide deck that provides an overview of the Company’s business and is available under the “Investors” tab of the Company’s website at www.immucell.com, or by request to the Company.

About ImmuCell:
ImmuCell Corporation's (Nasdaq: ICCC) purpose is to create scientifically-proven and practical products that improve the health and productivity of dairy and beef cattle. ImmuCell manufactures and markets First Defense®, providing Immediate Immunity™ to newborn dairy and beef calves, and is in the late stages of developing Re-Tain™, a novel treatment for subclinical mastitis without a milk discard requirement that provides an alternative to traditional antibiotics. Press releases and other information about the Company are available at: http://www.immucell.com.

Contacts:	Michael F. Brigham, President and CEO ImmuCell Corporation (207) 878-2770

Joe Diaz, Robert Blum and Joe Dorame Lytham Partners, LLC (602) 889-9700 iccc@lythampartners.com

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Cautionary Note Regarding Forward-Looking Statements (Safe Harbor Statement):

This Press Release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements include, but are not limited to, any statements relating to: our plans and strategies for our business; projections of future financial or operational performance; the timing and outcome of pending or anticipated applications for regulatory approvals; factors that may affect the dairy and beef industries and future demand for our products; the extent, nature and duration of the COVID-19 pandemic and its consequences, and their direct and indirect impacts on the Company’s production activities, operating results and financial condition and on the customers and markets the Company serves; the scope and timing of ongoing and future product development work and commercialization of our products; future costs of product development efforts; the estimated prevalence rate of subclinical mastitis and producers’ level of interest in treating subclinical mastitis given the current economic and market conditions; the expected efficacy of new products; estimates about the market size for our products; future market share of and revenue generated by current products and products still in development; our ability to increase production output and reduce costs of goods sold; the future adequacy of our own manufacturing facilities or those of third parties with which we have contractual relationships to meet demand for our products on a timely basis; the impacts of backlogs on customer relationships; the anticipated costs of (or time to complete) planned expansions of our manufacturing facilities and the adequacy of our funds available for these projects; the continuing availability to us on reasonable terms of third-party providers of critical products or services; the robustness of our manufacturing processes and related technical issues; estimates about our production capacity, efficiency and yield, which are highly subject to biological variability and the product format mix of our sales; the future adequacy of our working capital and the availability and cost of third-party financing; future regulatory requirements relating to our products; future expense ratios and margins; future compliance with bank debt covenants; costs associated with sustaining compliance with current Good Manufacturing Practice (cGMP) regulations in our current operations and attaining such compliance for the facility to produce the Nisin Drug Substance; our effectiveness in competing against competitors within both our existing and our anticipated product markets; the cost-effectiveness of additional sales and marketing expenditures and resources; anticipated changes in our manufacturing capabilities and efficiencies; the value of our net deferred tax assets; projections about depreciation expense and its impact on income for book and tax return purposes; anticipated market conditions; and any other statements that are not historical facts. Forward-looking statements can be identified by the use of words such as “expects”, “may”, “anticipates”, “aims”, “intends”, “would”, “could”, “should”, “will”, “plans”, “believes”, “estimates”, “targets”, “projects”, “forecasts”, “seeks” and similar words and expressions. In addition, there can be no assurance that future developments affecting us will be those that we anticipate. Such statements involve risks and uncertainties, including, but not limited to, those risks and uncertainties relating to difficulties or delays in development, testing, regulatory approval, production and marketing of our products (including the First Defense® product line and Re-Tain™), competition within our anticipated product markets, customer acceptance of our new and existing products, product performance, alignment between our manufacturing resources and product demand (including the consequences of backlogs or excess inventory buildup), our reliance upon third parties for financial support, products and services, changes in laws and regulations, decision making and delays by regulatory authorities, currency values and fluctuations and other risks detailed from time to time in filings we make with the Securities and Exchange Commission (SEC), including our Quarterly Reports on Form 10-Q, our Annual Reports on Form 10-K and our Current Reports on Form 8-K. Such statements involve risks and uncertainties and are based on our current expectations, but actual results may differ materially due to various factors, including the risk factors summarized above.

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